UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 15, 2010
ENCORE WIRE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-20278	75-2274963

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1329 Millwood Road McKinney, Texas		75069

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 562-9473

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On January 15, 2010, Encore Wire Corporation, a Delaware corporation (the “Company”), issued a press release announcing that the Company paid off its $100 million of senior notes (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	January 15, 2010 Press Release by Encore Wire Corporation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE WIRE CORPORATION
Date: January 18, 2010	By:	/s/ FRANK J. BILBAN
Frank J. Bilban, Vice President — Finance,
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Item	Exhibit

99.1	January 15, 2010 Press Release by Encore Wire Corporation.